Exhibit 32.1
Certification of Chief Executive Officer regarding Form 10-K for year 2005 pursuant to 18 USC
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Redwood Trust, Inc. (the “Company’) on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George E. Bull, Chief Executive Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that :
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/S/ George E. Bull

George E. Bull
Chief Executive Officer
February 23, 2006
This Certification is made solely for the purpose of 18 USC Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.